Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of September 30, 2013 by and between AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK, a California corporation (“Bank”) and LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation (“Grantor”).

Recitals

Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor (as amended from time to time, the “Loan Agreement”) dated of even date herewith. Capitalized terms used herein have the meaning assigned in the Loan Agreement. Bank is willing to make the credit extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in all of Grantor’s right title, and interest in, to and under all of the Collateral whether presently existing or hereafter acquired

Now, Therefore, Grantor agrees as follows:

Agreement

To secure performance of Grantor’s obligations under the Loan Agreement, Grantor grants to Bank a security interest in all of Grantor’s right, title and interest in Grantor’s intellectual property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits). This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. Each right, power and remedy of Bank provided for herein shall not preclude the simultaneous or later exercise by Bank of any or all other rights, powers or remedies.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

In Witness Whereof, the parties have caused this Intellectual Property Security Agreement to be duly executed as of the first date written above.

Address of Borrower:	LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Ct., Suite 100	By:	/s/ J. James Gaynor

Orlando, FL 32826
Attn: James J. Gaynor, CEO	Print Name:	J. James Gaynor
Fax:(407) 382-4007

Title:	President & CEO

Address of Bank:	AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK
400 Emerson Street
Palo Alto, CA 94301	By:	/s/ Jon Krogstad
FAX: (650) 289-0124
Attn: Jon Krogstad	Title:	Senior Vice President

Exhibit A

Copyrights

Please Check Box if No Copyrights Exist ☒

Title	Registration Number	Registration Date

Exhibit B

Patents

Please Check Box if No Patents Exist ☐

Title	Serial/ Patent Number	Application/ Issue Date
High-power fused collimator and associated methods	7,397,985	07/08/08

High-power fused collimator and associated methods	7,146,075	12/05/06

Computer keyboard backlighting	6,871,978	03/29/05

Fabrication of collimators employing optical fibers fusion-spliced to optical elements of substantially larger cross-section areas	6,780,274	08/24/04

Backlighting for computer keyboard	6,765,503	07/20/04

Fabrication of collimators employing optical fibers fusion-spliced to optical elements of substantially larger cross-sectional areas	6,360,039	03/19/02

Manipulation of acoustic waves using a functionally graded material and process for making the same	6,278,656	08/21/01

Use of a laser to fusion-splice optical components of substantially different cross-sectional areas	6,217,698	04/17/01

Use of a laser to fusion-splice optical components of substantially different cross-sectional areas	6,033,515	03/07/00

Batching of molten glass in the production of graded index of refraction glass bodies	6,029,475	02/29/00

Method of producing large polymer optical blanks with predictable axil refractive index profile	6,027,672	02/22/00

Axially-graded index-based copulers for solar concentrators	5,936,777	08/10/99

Method of manufacturing a grin lens	5,917,105	06/29/99

Axially-graded index-based couplers	5,815,318	09/29/98

Quadaxial gradient index lens	5,796,525	08/18/98

GRIN lens and method of manufacturing	5,689,374	11/18/97

Process for manufacturing GRIN lenses by melting a series of layers of frits	5,630,857	05/20/97

Gradient refractive index lens elements	5,617,252	04/01/97

Title	Serial/ Patent Number	Application/ Issue Date

Method for making refractive optical elements with graded properties	5,582,626	12/10/96

Lead glass composition series for gradient glasses	5,504,623	04/02/96

Lead glass composition series for gradient glasses	5,459,613	10/17/95

Refractive elements with graded properties and methods of making same	5,262,896	11/16/93

Shaped gradient fabrication in lenses by molding from axial gradient	5,236,486	08/17/93

Uni-directional gradient index of refraction glasses	5,200,858	04/06/93

Use of a laser to fusion-splice optical components of substantially different cross-sectional areas	6,352,376	3/5/02

Macro-gradient optical density transmissive light concentrators, lenses and compound lenses of large geometry	4,907,864	03/13/90

Double axial gradient lens and process for fabrication thereof	5,044,737	09/03/91

Glass plate fusion for macro-gradient refractive index materials	4,929,065	05/29/90

Fabrication of macro-gradient optical density transmissive light concentrators, lenses and compound lenses of large geometry	4,883,522	11/28/89

Method of microfabrication	6,126,775	10/03/00

Method of micro-fabrication	6,395,126	05/28/02

perature compensator for faraday rotator	6,252,708	06/26/01

TV projection lens including a graded index element	5,392,431	02/21/95

Exhibit C

Trademarks

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Description	Serial / Registration Number	Application /Registration Date

LIGHTPATH TECHNOLOGIES	2,639,210	10/22/02

LIGHTPATH	2,106,549	10/21/97

GRADIUM	2,058,044	04/29/97

Circulight*

BLACK DIAMOND*

GelTech*

Oasis*

* Represents trademarks that are unregistered.